UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2007
DOBSON COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	000-29225 (Commission File Number)	73-1513309 (IRS Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma 73134
(Address, including zip code, of principal executive offices)
Registrant’s Telephone Number, Including Area Code: (405) 529-8500
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On November 15, 2007, pursuant to an Agreement and Plan of Merger, dated as of June 29, 2007 (the “Merger Agreement”) among Dobson Communications Corporation, an Oklahoma corporation (the “Company”), AT&T Inc., a Delaware corporation (the “Parent”) and Alpine Merger Sub, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Parent (“Merger Sub”), Merger Sub was merged with and into the Company, and the Company was the surviving corporation in such merger (the “Merger”).
Item 1.01. Entry into a Material Definitive Agreement.
1. Supplemental Indenture (Convertible Debentures Indenture)
     On November 15, 2007, the Company and the Bank of Oklahoma, National Association, as trustee, entered into a Supplemental Indenture to that certain Indenture, dated as of September 13, 2005 (the “Convertible Debentures Indenture”), between the Company and Bank of Oklahoma, National Association, as trustee, pursuant to which the Company issued its 1.50% Senior Convertible Debentures due 2025 (the “Debentures”).
     The purpose of the Supplemental Indenture is to amend the Convertible Debentures Indenture to provide that, upon consummation of the Merger, the Debentures, shall, when convertible, be convertible into the right to receive only $1,362.42 in cash per $1,000 principal amount of the Debentures and that the Company, as the surviving corporation in the Merger, assumes the due and punctual payment of the principal of, and premium, if any, and interest on all Debentures, and the due and punctual performance and observance of all of the covenants and conditions of the Convertible Debentures Indenture to be performed or satisfied by the Company.
2. Supplemental Indenture (Senior Floating Rate Notes Indenture)
     On November 15, 2007, the Company and Bank of Oklahoma, National Association, as trustee, entered into a Supplemental Indenture to that certain Indenture, dated as of September 13, 2005 (the “Senior Floating Rate Notes Indenture”), between the Company and Bank of Oklahoma, National Association, as trustee, pursuant to which the Company issued its Senior Floating Rate Notes due 2012 (the “Senior Floating Rate Notes”).
     The purpose of the Supplemental Indenture is to amend the Senior Floating Rate Notes Indenture to provide that, upon consummation of the Merger, the Company, as the successor company in the Merger, shall retain and assume all of the Company’s obligations under the Senior Floating Rate Notes, the Senior Floating Rate Notes Indenture and the related registration rights agreement.
3. Second Supplemental Indenture (8-7/8% Notes Indenture)
     On November 15, 2007, the Company and Bank of Oklahoma, National Association, as trustee, entered into a Second Supplemental Indenture to that certain Indenture, dated as of September 26, 2003 (as amended and supplemented, the “8-7/8% Notes Indenture”), between the Company and Bank of Oklahoma, National Association, as trustee, pursuant to which the Company issued its 8-7/8% Senior Notes due 2013 (the “8-7/8% Notes”).
     The purpose of the Second Supplemental Indenture is to amend the 8-7/8% Notes Indenture to provide that, upon consummation of the Merger, the Company, as the successor company in the Merger, shall retain and assume all of the Company’s obligations under the 8-7/8% Notes, the 8-7/8% Notes Indenture and the related registration rights agreement.
4. Dobson Cellular Systems Third Supplemental Indenture (8-3/8% Notes Indenture)
     On November 15, 2007, Dobson Cellular Systems, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company (“DCS”), Dobson Cellular Systems of Alaska, LLC, an Oklahoma limited liability company and wholly-owned subsidiary of the Company (“DCS-Alaska”), Dobson Lease Co., LLC, an Oklahoma limited liability company and wholly-owned subsidiary of the Company (“DLC”),

Dobson Operating Co., LLC, an Oklahoma limited liability company and wholly-owned subsidiary of the Company (“DOC”), the Company and Bank of Oklahoma, National Association, as trustee, entered into a Third Supplemental Indenture to that certain Indenture, dated as of November 8, 2004 (as amended and supplemented, the “8-3/8% Notes Indenture”), by and among DCS, DCS-Alaska, DLC, DOC, the Company and Bank of Oklahoma, National Association, as trustee, pursuant to which DCS issued its 8-3/8% First Priority Senior Secured Notes due 2011 and its 8-3/8% Series B First Priority Senior Secured Notes due 2011 (together, the “8-3/8% Notes”).
     The purpose of the Third Supplemental Indenture is to amend the 8-3/8% Notes Indenture to provide that, upon consummation of the Merger, the Company, as the successor company to the Merger, shall retain and assume all of the Company’s obligations under the 8-3/8% Notes, the 8-3/8% Notes Indenture and the related registration rights agreement, security documents and guarantee, as applicable.
5. Dobson Cellular Systems Second Supplemental Indenture (9-7/8% Notes Indenture)
     On November 15, 2007, DCS, DCS-Alaska, DLC, DOC, the Company and BNY Midwest Trust Company, as trustee, entered into a Second Supplemental Indenture to that certain Indenture, dated as of November 8, 2004 (as amended and supplemented, the “9-7/8% Notes Indenture”), by and among DCS, DCS-Alaska, DLC, DOC, the Company and BNY Midwest Trust Company, as trustee, pursuant to which DCS issued its 9-7/8% Second Priority Senior Secured Notes due 2012 (the “9-7/8% Notes”).
     The purpose of the Second Supplemental Indenture is to amend the 9-7/8% Notes Indenture to provide that, upon consummation of the Merger, the Company, as the successor company to the Merger, shall retain and assume all of the Company’s obligations under the 9-7/8% Notes, the 9-7/8% Notes Indenture and the related registration rights agreement, as applicable.
     Copies of the foregoing supplemental indentures are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and are incorporated herein by reference.
Item 1.02. Termination of a Material Definitive Agreement.
1. American Cellular Corporation Credit Agreement
     On November 16, 2007, in connection with the Merger, the Credit Agreement, dated as of March 15, 2007, by and among American Cellular Corporation (“ACC”), a Delaware corporation and wholly-owned subsidiary of the Company, the several banks and other financial institutions or entities parties thereto, ACC Holdings, LLC, an Oklahoma limited liability company and wholly-owned subsidiary of the Company, ACC Lease Co., LLC, a wholly-owned subsidiary of ACC, ACC Lease Co., LLC, a wholly-owned subsidiary of ACC, Highland Cellular, LLC, a wholly-owned subsidiary of ACC, Lehman Commercial Paper Inc., as administrative agent, Morgan Stanley Senior Funding, Inc., as syndication agent, and Bear Stearns Corporate Lending, Inc., Citibank, N.A. and Deutsche Bank Securities Inc., as co-documentation agents (the “ACC Credit Agreement”), was terminated. On November 16, 2007, $903,941,939.95, the entire amount owed under the ACC Credit Agreement, including all outstanding interest, fees and expenses, was paid. Upon the termination of the ACC Credit Agreement, ACC’s obligations (other than certain contingent obligations and indemnification obligations) under the ACC Credit Agreement were terminated. The termination of the ACC Credit Agreement did not result in any material early termination penalties incurred by ACC or the Company.
2. Dobson Cellular Systems Credit Agreement
     On November 16, 2007, in connection with the Merger, the Credit Agreement, dated as of October 23, 2003, by and among DCS, the Company, DOC, the several banks and other financial institutions or entities parties thereto (the “Lenders”), Lehman Commercial Paper Inc., as administrative agent for the Lenders, Lehman Brothers Inc. and Bear, Stearns & Co. Inc., as joint lead arrangers and joint book runners, Bear Stearns Corporate Lending Inc., as syndication agent, and Morgan Stanley Senior Funding, Inc., as co-arranger and documentation agent (as amended, the “DCS Credit Agreement”), was terminated. On November 16, 2007, $63,802.09, the entire amount of outstanding commitment fees owed under the DCS Credit Agreement, was paid. Upon the termination of the DCS Credit Agreement, the obligations of the Company and DCS (other than certain contingent obligations and indemnification obligations) under the

DCS Credit Agreement were terminated. The termination of the DCS Credit Agreement did not result in any early termination penalties incurred by the Company or DCS.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information set forth in Item 5.01 is incorporated by reference into this item 2.01.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The Company notified The Nasdaq Stock Market LLC (“Nasdaq”) on November 15, 2007 that the Merger was completed. The Company requested that its common stock be suspended from trading on the Nasdaq Global Select Market, effective as of no later than the opening of business on November 16, 2007, and that Nasdaq file with the Securities and Exchange Commission an application on Form 25 to delist the Company’s common stock from the Nasdaq Global Select Market.
Item 5.01. Changes in Control of Registrant.
     On November 15, 2007, pursuant to the terms of the Merger Agreement, the Company consummated the Merger. As a result of the Merger, the Company became a wholly-owned subsidiary of the Parent. Prior to the Merger, the Company was controlled by Dobson CC Limited Partnership, which owned shares of the Company representing approximately 56.5% of the total voting power of the outstanding shares of the Company’s common stock entitled to vote on the approval and adoption of the Merger Agreement. The aggregate consideration paid for the Company’s common stock and in satisfaction of the Company’s 1.5% Senior Convertible Debentures due 2025 in connection with the Merger was approximately $2.8 billion, including the payment of fees and expenses related to the Merger. The aggregate consideration was funded by the Parent. A copy of the press release regarding the closing of the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Upon consummation of the Merger on November 15, 2007, pursuant to the Merger Agreement, the following individuals ceased to be members of the board of directors of the Company: Everett R. Dobson, Stephen T. Dobson, Steven P. Dussek, Mark S. Feighner, Fred J. Hall, Justin L. Jaschke, Albert H. Pharis, Jr. and Robert Schriesheim. On November 15, 2007, immediately upon consummation of the Merger, Richard G. Lindner and Wayne Watts became the directors of the Company.
Item 8.01. Other Events.
     On November 19, 2007, the Company gave notice that it is redeeming all outstanding notes under the Senior Floating Rate Notes Indenture and the 8-7/8% Notes Indenture, and DCS gave notice that DCS is redeeming all outstanding notes under the 8-3/8% Notes Indenture and the 9-7/8% Notes Indenture, and as a result thereof all such outstanding indebtedness evidenced by such notes of the Company and DCS will be redeemed on December 19, 2007. In addition, on November 19, 2007, ACC gave notice to redeem all outstanding notes under its Indenture, dated as of August 8, 2003 (as amended and supplemented), between ACC, the Guarantors (as defined therein) and Bank of Oklahoma, National Association, as trustee, pursuant to which ACC issued its 10% Senior Notes due 2011 and its Indenture, dated as of March 14, 2001 (as amended and supplemented), between ACC, ACC Holdings, LLC, the Subsidiary Guarantors (as defined therein) and Bank of Oklahoma, National Association, as trustee, pursuant to which ACC issued its 9-1/2% Notes due 2009, and as a result thereof, all such outstanding indebtedness evidenced by such notes will be redeemed on December 19, 2007. A copy of the press release regarding such redemptions is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are being filed herewith:

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of November 15, 2007, between Dobson Communications Corporation and Bank of Oklahoma, National Association, as trustee, relating to the Company’s 1.50% Senior Convertible Debentures due 2025

4.2	Supplemental Indenture, dated as of November 15, 2007, between Dobson Communications Corporation and Bank of Oklahoma, National Association, as trustee, relating to the Company’s Senior Floating Rate Notes due 2012

4.3	Second Supplemental Indenture, dated as of November 15, 2007, between Dobson Communications Corporation and Bank of Oklahoma, National Association, as trustee, relating to the Company’s 8-7/8% Senior Notes due 2013

4.4	Third Supplemental Indenture, dated as of November 15, 2007, among Dobson Cellular Systems, Inc., Dobson Communications Corporation, Dobson Cellular Systems of Alaska, LLC, Dobson Lease Co., LLC, Dobson Operating Co., LLC and Bank of Oklahoma, National Association, as trustee, relating to Dobson Cellular System, Inc.’s 8-3/8% First Priority Senior Secured Notes due 2011 and Dobson Cellular System, Inc.’s 8-3/8% Series B First Priority Senior Secured Notes due 2011

4.5	Second Supplemental Indenture, dated as of November 15, 2007, among Dobson Cellular Systems, Inc., Dobson Communications Corporation, Dobson Cellular Systems of Alaska, LLC, Dobson Lease Co., LLC, Dobson Operating Co., LLC and BNY Midwest Trust Company, as trustee, relating to Dobson Cellular System, Inc.’s 9-7/8% Second Priority Senior Secured Notes due 2012

99.1	Press Release dated November 15, 2007

99.2	Press Release dated November 19, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2007		DOBSON COMMUNICATIONS CORPORATION

	By:	/s/ Ronald L. Ripley

Name: Ronald L. Ripley Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1	Supplemental Indenture, dated as of November 15, 2007, between Dobson Communications Corporation and Bank of Oklahoma, National Association, as trustee, relating to the Company’s 1.50% Senior Convertible Debentures due 2025

4.2	Supplemental Indenture, dated as of November 15, 2007, between Dobson Communications Corporation and Bank of Oklahoma, National Association, as trustee, relating to the Company’s Senior Floating Rate Notes due 2012

4.3	Second Supplemental Indenture, dated as of November 15, 2007, between Dobson Communications Corporation and Bank of Oklahoma, National Association, as trustee, relating to the Company’s 8-7/8% Senior Notes due 2013

4.4	Third Supplemental Indenture, dated as of November 15, 2007, among Dobson Cellular Systems, Inc., Dobson Communications Corporation, Dobson Cellular Systems of Alaska, LLC, Dobson Lease Co., LLC, Dobson Operating Co., LLC and Bank of Oklahoma, National Association, as trustee, relating to Dobson Cellular System, Inc.’s 8-3/8% First Priority Senior Secured Notes due 2011 and Dobson Cellular System, Inc.’s 8-3/8% Series B First Priority Senior Secured Notes due 2011

4.5	Second Supplemental Indenture, dated as of November 15, 2007, among Dobson Cellular Systems, Inc., Dobson Communications Corporation, Dobson Cellular Systems of Alaska, LLC, Dobson Lease Co., LLC, Dobson Operating Co., LLC and BNY Midwest Trust Company, as trustee, relating to Dobson Cellular System, Inc.’s 9-7/8% Second Priority Senior Secured Notes due 2012

99.1	Press Release dated November 15, 2007

99.2	Press Release dated November 19, 2007